UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2016
 ____________________________________
Washington Federal, Inc.
(Exact name of registrant as specified in its charter)
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Washington	001-34654	91-1661606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
425 Pike Street, Seattle, Washington 98101
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code (206) 624-7930
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)     Today, May 23, 2016, the Board of Directors of Washington Federal, Inc. (the “Company”), parent company of Washington Federal, N.A., announced the appointment of Vincent L. Beatty, age 56, as Senior Vice President and Chief Financial Officer. Executive Vice President and Chief Banking Officer Brent Beardall, who has served as Interim Chief Financial Officer since September 2015, will resume his full time role as Chief Banking Officer of the Company.

Mr. Beatty most recently served as Chief Financial Officer for the Federal Home Loan Bank of Seattle from 2008 until its merger with the Federal Home Loan Bank of Des Moines in June 2015. Mr. Beatty joined the Federal Home Loan Bank of Seattle in 2004 and previously spent 13 years in various financial positions with First Interstate Bank, JP Morgan Chase and Glendale Federal. Mr. Beatty holds a bachelor’s degree in Mathematical Economics from Pomona College and a MBA from the Anderson School of Management at UCLA.

(e)    Mr. Beatty will be employed on an at-will basis. Mr. Beatty will receive an annual salary of $280,000, a restricted stock grant of 10,000 shares of common stock of the Company that will vest ratably over three years beginning October 31, 2016, and a restricted stock performance grant of 15,000 shares of common stock of the Company, that will vest ratably over a three year period beginning October 31, 2016 and is additionally subject to performance vesting based upon the achievement of certain total shareholder return targets pre-established by the Compensation Committee of the Board of Directors of the Company. Mr. Beatty’s targets are consistent with the targets established for the other named executive officers of the Company, and will be adjusted pro-rata for the partial fiscal year of Mr. Beatty’s tenure through the Company’s fiscal year end on September 30, 2016.

Item 7.01	Regulation FD Disclosure

A copy of the press release issued by the Company announcing the appointment of Mr. Beatty is furnished as Exhibit 99.1 to this Report. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(a) Not applicable
(b) Not applicable

(c) Not applicable
(d) Exhibits:
99.1 Press release dated May 23, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 23, 2016	WASHINGTON FEDERAL, INC.

	By:	/s/ ROY M. WHITEHEAD
Roy M. Whitehead
Chairman, President and Chief Executive Officer

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